SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 7, 2005

HMI INDUSTRIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	2-30905	36-1202810

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Incorporation or Identification No)

13325 Darice Parkway
Unit A
Strongsville, Ohio 44149

(Address of Principal Executive Offices and Zip Code)

(440) 846-7800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99 Press Release

Item 8.01. Other Events.

HMI Industries Inc. (the “Company”) is filing this report on Form 8-K to report that the Company announced that effective today it has deregistered its common stock thereby suspending its reporting obligations under the Securities Exchange Act of 1934. A copy of the press release relating to this announcement is attached as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

Listed below are the exhibits files as part of this report.

99	Press release issued February 7, 2005, attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMI Industries Inc.
(Registrant)

Date: February 7, 2005	By:	/s/ Julie A. McGraw
Vice-President, Chief Financial Officer and Treasurer